EXECUTION

SALES AGREEMENT

SALES AGREEMENT, dated February 1, 2007 (this “Agreement”), between Saxon Asset Securities Company, a Virginia corporation (“SAXON”), and Saxon Funding Management, LLC, a Delaware limited liability company (“SFM”).

RECITALS

1.
Schedule I attached hereto and made a part hereof list one pool of fully amortizing and balloon mortgage loans (collectively, the “Mortgage Loans”) currently owned by SFM that SFM desires to sell to SAXON.

2.
SAXON desires to purchase the Mortgage Loans and intends immediately thereafter to transfer the Mortgage Loans to Saxon Asset Securities Trust 2007-1 (the “Trust”) to be established pursuant to the terms of a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of February 1, 2007, among SAXON, Saxon Mortgage Services, Inc., as servicer (the “Servicer”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

3.
Pursuant to the terms of the Pooling and Servicing Agreement, the Trust will issue securities evidencing 100% of the beneficial ownership interest in the Trust to SAXON in consideration of SAXON’s deposit of the Mortgage Loans to the Trust.

4.
Certificates to be issued by the Trust to SAXON will be designated as the Mortgage Loan Asset Backed Certificates, Series 2007-1, Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class OC, Class P and Class R Certificates, and shall be collectively referred to herein as the “Certificates.”

5.
The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Underwritten Certificates”) shall be sold pursuant to an underwriting agreement, dated March 1, 2007 (the “Underwriting Agreement”), among SAXON, SFM and Morgan Stanley & Co. Incorporated, as underwriter (the “Underwriter”). The public offering and sale of the Underwritten Certificates are registered under the Securities Act of 1933, as amended, and are being made pursuant to a prospectus supplement, dated March 1, 2007 (the “Prospectus Supplement”) and a prospectus, dated April 26, 2006 (collectively, with the Prospectus Supplement, the “Prospectus”). The balance of the Certificates will be retained by SAXON or one of its affiliates.

6.	Capitalized terms used and not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. Sale and Purchase of Mortgage Loans.

(a) Subject to the terms and conditions of this Agreement, SFM agrees to sell, and SAXON agrees to purchase, on the date of the issuance of the Certificates, which is expected to be on or about March 7, 2007 (the “Closing Date”), the Mortgage Loans having an aggregate principal balance as of February 1, 2007 (the “Cut-off Date”) (or, in the case of Mortgage Loans originated after the Cut-off Date but on or prior to the date of this Agreement, the date of origination), of approximately $622,167,806.96.

(b) SFM and SAXON have agreed upon which of the mortgage loans owned by SFM are to be purchased by SAXON pursuant to this Agreement, and SFM has prepared, or has provided information to SAXON enabling SAXON to prepare, schedules attached hereto as Schedules IA and IB (together, “Schedule I”), setting forth information with respect to the Mortgage Loans to be purchased by SAXON as of the Closing Date. SFM shall, with SAXON’s consent, amend or modify, or provide information to SAXON enabling SAXON to amend or modify Schedule I on or prior to the Closing Date if necessary to reflect the actual Mortgage Loans transferred by SFM and accepted by SAXON on the Closing Date. Schedule IA (which lists the Group 1 Mortgage Loans) and Schedule IB (which lists the Group 2 Mortgage Loans), as so amended or modified, shall conform to the requirements of SAXON as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Pooling and Servicing Agreement, and shall be used as the definitive Mortgage Loan Schedule attached as an exhibit to the Pooling and Servicing Agreement.

(c) The sale of the Mortgage Loans shall be effected pursuant to a Bill of Sale substantially in the form attached hereto as Exhibit A (the “Bill of Sale”).

SECTION 2. Purchase Price of Mortgage Loans.

(a) On the Closing Date, as full consideration for SFM’s sale of the Mortgage Loans to SAXON, SAXON will deliver to SFM (x) cash in an amount that shall be set out in the related Bill of Sale and shall be equal in the aggregate to the amount received by SAXON with respect to the sale of the Underwritten Certificates, and (y) the balance of the Certificates for further transfer to an affiliate of SFM.

(b) SAXON or any assignee or transferee of SAXON (which may include the Trustee (or its Custodian) acting on behalf of the Certificateholders) shall be entitled to all Scheduled Payments due after the Cut-off Date, and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-off Date, except that SAXON or any assignee or transferee of SAXON will not be entitled to any Curtailments or other prepayments received on or after the Cut-off Date but reflected in the aggregate Stated Principal Balance of the Mortgage Loans on the Cut-off Date. All Scheduled Payments due on or before the Cut-off Date and collected on or after the Cut-off Date shall belong to SFM.

(c) Pursuant to the Pooling and Servicing Agreement, SAXON will transfer and assign all its right, title and interest in and to the Mortgage Loans to the Trustee (or its Custodian) for the benefit of the Certificateholders in consideration of the issuance of the Certificates to SAXON.

SECTION 3. Transfer of the Mortgage Loans.

(a) Mortgage File. For purposes of this Agreement, the “Mortgage File” will be as defined in the Pooling and Servicing Agreement.

(b) Transfer of Ownership. Upon the sale of any Mortgage Loans, the ownership of each Mortgage Loan Document with respect thereto shall be vested in SAXON, and the ownership of all other records and documents with respect thereto prepared by or which come into the possession of SFM shall immediately vest in SAXON. SFM shall promptly deliver to the Custodian (as defined below) or the Trustee, as appropriate, any documents that come into its possession with respect to such Mortgage Loans following such sale. Prior to such delivery, SFM shall hold any such documents for the benefit of SAXON, its successors and assigns.

(c) Delivery of Mortgage Loan Files. Not later than two Business Days prior to the Closing Date, SFM shall deliver to Deutsche Bank Trust Company Americas, as custodian (the “Custodian”), each of the Mortgage Loan Documents required to be included in the Mortgage File. The Mortgage Note for each such Mortgage Loan shall be endorsed to the Trustee or Custodian or in blank, and the Security Instrument for each such Mortgage Loan shall either name the Custodian as mortgagee or beneficiary, as appropriate, or be assigned to the Trustee or Custodian or in blank. Each such endorsement and assignment shall be substantially in the form set forth in the Custody Agreement.

Notwithstanding the procedures in the preceding paragraph, with respect to each MERS Mortgage Loan, SFM shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Prior to the transfer and sale of any Mortgage Loans, the Mortgage Loan Documents delivered to the Custodian shall be held by the Custodian for the benefit of SFM and the possession by the Custodian of such Mortgage Loan Documents will be at the will of SFM and will be in a custodial capacity only. Following the transfer and sale of any Mortgage Loans from SFM to SAXON in accordance with the terms and upon satisfaction of the conditions of this Agreement, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of SAXON, as its agent and bailee. The Custodian, who will also act as the Trustee, will act as a custodian for the receipt and custody of all Mortgage Files, and, after the transfer of any Mortgage Loans from SAXON to the Trust, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of the Trustee on behalf of the Certificateholders.

(d) Examination of Mortgage Loan Documents: Acceptance of Mortgage Loans. Prior to the Closing Date, SFM shall either (i) deliver to SAXON or its designee in escrow, for examination, the Mortgage Loan Documents pertaining to each Mortgage Loan then being sold by it or (ii) make such Mortgage Loan Documents available to SAXON or its designee for examination at SFM’s offices or at such other place as SFM shall specify. SAXON, the Custodian, or a designee of either entity may review the Mortgage Loan Documents to verify that all documents required to be included in each Mortgage File (as such term has been defined in the Pooling and Servicing Agreement) are so included.

Prior to the Closing Date, the Custodian shall review the documents delivered pursuant to Section 3(c) hereof to ascertain that, as to each Mortgage Loan listed on Schedule I, (i) all documents required to be delivered by SFM pursuant to Section 3(c) have been received, (ii) such documents appear regular on their face and relate to such Mortgage Loan and (iii) the information on Schedule I accurately reflects the information set forth in the corresponding Mortgage File, to the extent required by Section 2.1 of the Pooling and Servicing Agreement. An additional review shall be conducted by the Custodian or its designee prior to the first anniversary of the Closing Date to determine that all Mortgage Loan Documents required to be included in the Mortgage File are included therein. If at any time SAXON or the Trustee (or its Custodian) discovers or receives notice that any Mortgage Loan Document is missing or defective in any material respect with respect to any Mortgage Loan, SFM shall correct or cure any such omission or defect or, if such omission or defect materially impairs the value of the Mortgage Loan, repurchase the defective Mortgage Loan or substitute for such defective Mortgage Loan a Substitute Mortgage Loan in accordance with and if permitted by the terms of Section 7 hereof. At the time of such repurchase or substitution, the Custodian shall release documents in its possession relating to such Mortgage Loan to SFM. The fact that SAXON, the Trustee or a designee of either entity has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan Documents prior to the Closing Date shall not affect the rights of SAXON (or any assignee or successor thereof) to demand repurchase or other relief as provided herein.

(e) Recordation of Assignments of Security Instrument. Subject to the sale of the Mortgage Loans by each Seller to SAXON, SAXON hereby authorizes and instructs each Seller and each Seller hereby agrees, with respect to each Mortgage Loan (other than a MERS Mortgage Loan) transferred by such Seller to SAXON, to record all Assignments required to be contained in the Mortgage File pursuant to Section 2.1 of the Pooling and Servicing Agreement in the public recording office for the jurisdiction in which the related Mortgaged Property is located if not previously recorded, as evidenced in the manner provided in Section (30) of Exhibit B hereto. All recording fees relating to the recordation of the Assignments as described above shall be paid by SFM. If the Trustee does not receive, within the time specified in the Pooling and Servicing Agreement, evidence satisfactory to it of such recording with respect to any Mortgage Loan or, in the alternative, an Opinion of Counsel acceptable to SAXON and the Rating Agencies, to the effect that such recording is not required to protect the right, title and interest of the Trustee in any such Mortgage Loan, SFM shall, in cooperation with the Trustee, correct or cure any such omission or repurchase the affected Mortgage Loan within 90 days of such demand which demand is made within the time specified in the Pooling and Servicing Agreement (including any such extensions provided for therein).

SECTION 4. Representations and Warranties of SFM. SFM hereby represents and warrants to SAXON as follows:

(a) SFM has been duly organized and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on it). SFM has the full corporate power and authority to own its properties and conduct its business as currently conducted.

(b) SFM has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by SFM and (assuming the due authorization, execution and delivery hereof by SAXON) constitutes the valid, legal and binding agreement of SFM, enforceable in accordance with its terms, subject to bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law and except that the provisions of indemnity contained herein may be unenforceable as against public policy.

(d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required, under federal laws or the laws of the State of Delaware, for the execution, delivery and performance of or compliance by SFM with this Agreement or the consummation by SFM of the transactions contemplated hereby.

(e) Neither the execution and delivery of this Agreement by SFM, nor the consummation by SFM of the transactions herein contemplated, nor compliance with the provisions hereof by SFM, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of SFM’s charter or by-laws, or any law, governmental rule or regulation, or any judgment, decree or order binding on SFM or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which SFM is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties.

(f) There is no litigation pending or, to SFM’s knowledge, threatened against SFM that would reasonably be expected to affect adversely the execution, delivery, performance or enforceability of this Agreement.

(g) Each of the representations and warranties set forth in Exhibit B hereto is true and correct with respect to the Mortgage Loans. Such representations and warranties, except where specifically noted therein, are made as of the Cut-off Date, in the case of Mortgage Loans originated on or prior to the Cut-off Date, and as of the date of origination of the Mortgage Loan, in the case of Mortgage Loans originated after the Cut-off Date and on or before the date of this Agreement.

In addition, SFM represents and warrants that as of the Closing Date, it has no reason to believe that any borrower will default under the Mortgage Loans. This representation and warranty will be deemed to be breached only if, as to any Mortgage Loan:

(i) the Mortgage Loan had an original Loan to Value Ratio as of the Cut-off Date in excess of 100%;

(ii) the Mortgage Loan is in default and is liquidated within six months after the Closing Date;

(iii) a Realized Loss is incurred on the Mortgage Loan; and

(iv) prior to liquidation, Realized Losses had been incurred on the Mortgage Loans in an amount sufficient to reduce the aggregate Certificate Principal Amount of the Subordinate Certificates to zero.

(h) The statistical information in the Prospectus Supplement in Appendix A and under the headings “The Mortgage Loan Pool — General,” “— Characteristics of the Mortgage Loans,” “— Additional Information” and “— Underwriting Standards” is true and correct.

(i) SFM currently operates or actively participates in an on-going and active program or business (A) to originate mortgages, and/or (B) to make periodic purchases of mortgage loans from originators or other sellers, and/or (C) to issue and/or purchase securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase or originate mortgages made to borrowers who are:

(x)
low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income) and/or

(y)	very low-income families (families with incomes of 60% or less of area median income).

SECTION 5. Representations and Warranties of SAXON. SAXON hereby represents and warrants to Seller as follows:

(a) SAXON is a corporation duly organized and validly existing in good standing under the laws of the Commonwealth of Virginia.

(b) SAXON has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by SAXON and (assuming the due authorization, execution and delivery thereof by SFM) constitutes the valid, legal and binding agreement of SAXON, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting creditors’ rights generally, and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law.

(d) No consent, approval, authorization or order of or registration of filing with, or notice to, any governmental authority or court is required, under federal laws or the laws of the Commonwealth of Virginia, for the execution, delivery and performance of or compliance by SAXON with this Agreement or the consummation by SAXON of any other transaction contemplated hereby, except such as may be required and have been obtained pursuant to state “blue sky” laws.

(e) Neither the execution and delivery of this Agreement by SAXON, nor the consummation by SAXON of the transactions hereby contemplated, nor compliance with the provisions hereof by SAXON, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of SAXON’s articles of incorporation or by-laws, or any law, governmental rule or regulation, or any judgment, decree or order binding on SAXON or any of its properties, or any of the provisions of any contract or other instrument to which SAXON is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance on any of its properties.

(f) There is no litigation pending or, to SAXON’s knowledge, threatened against SAXON that would reasonably be expected to affect adversely the execution, delivery, performance or enforceability of this Agreement.

SECTION 6. Covenants of SFM. SFM hereby covenants with SAXON as follows:

(a) On or before the Closing Date, SFM shall take all steps required of it to effectuate the transfer of the Mortgage Loans to the Trustee, as transferee of SAXON, free and clear of any lien, charge, or encumbrance.

(b) SFM shall use its best efforts to make available to counsel for SAXON in executed form each of the documents listed in Section 8(b) below no later than two Business Days before the Closing Date, it being understood that such documents are to be released and delivered only on the closing of the transaction contemplated hereby and the sale of the Certificates.

(c) SFM shall deliver or cause to be delivered to SAXON (i) an Opinion of Counsel as to various corporate matters substantially in a form satisfactory to SAXON and (ii) such other Opinions of Counsel, if any, as are required by either Rating Agency for the issuance of the ratings on the Certificates specified in Section 8(d) below.

(d) For federal income tax purposes, SFM will treat the transfer of the Mortgage Loans as a sale.

(e) Freddie Mac for a period of two (2) years following the date of this Agreement may contact the Seller to confirm that it continues to operate or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Seller’s activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller shall make reasonable efforts to provide such information to Freddie Mac.

SECTION 7. Cure, Repurchase and Substitution Obligations.

(a) Each of the representations and warranties of SFM contained herein shall survive the purchase by SAXON of any of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties shall not be impaired by any review and examination of Mortgage Loan Documents or other documents evidencing or relating to the Mortgage Loans or any failure on the part of SAXON to review or examine such documents and shall inure to the benefit of the Trustee (as the assignee of SAXON) for the benefit of the Certificateholders, the Master Servicer and the Custodian. With respect to the representations and warranties contained herein, which are made to the best of SFM’s knowledge or as to which SFM has no knowledge, if it is discovered by SFM, SAXON, the Custodian or the Trustee that the substance of any such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding SFM’s knowledge or lack of knowledge with respect to the inaccuracy of such representation and warranty at the time it was made, SFM shall take the action described in the following paragraph in respect of such Mortgage Loan.

(b) Upon discovery or receipt of notice by SFM, SAXON, the Trustee, the Servicer or the Custodian of (i) any missing or materially defective document in any Mortgage File, or a breach of any of SFM’s representations and warranties set forth in Section 4 hereof with respect to any Mortgage Loan, or a default in the performance of any of the covenants or other obligations of SFM under this Agreement, which in any of the foregoing cases materially and adversely affects the value of any Mortgage Loan or the interest therein of SAXON, the Trustee, the Custodian or the Servicer or causes a Qualification Defect (as defined below), or (ii) a breach of any of SFM’s representations and warranties set forth in subsection (B) or (C) of Exhibit B hereto, the party discovering or receiving notice of such missing or materially defective document, breach, or default shall give prompt written notice to the others. A “Qualification Defect” with respect to a Mortgage Loan shall mean (i) a defective document in the Mortgage File, (ii) the absence of a document in the Mortgage File, or (iii) the breach of any representation, warranty or covenant with respect to a Mortgage Loan made by SFM, the Servicer or SAXON, but only if the affected Mortgage Loan would cease to qualify as a “qualified mortgage” for purposes of the REMIC Provisions. Upon its discovery or its receipt of notice of any such missing or materially defective document, breach or default (the “Defect Discovery Date”), SFM shall either (a), within 90 days of discovery or receipt of such notice, provide the Custodian with such missing documents or cure such defect, breach or default, in all material respects or (b), within 90 days of such discovery or receipt of such notice, either repurchase the affected Mortgage Loan at the Purchase Price therefor or cause the removal of such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute therefor one or more Substitute Mortgage Loans as defined in the Pooling and Servicing Agreement; provided, however, that any such substitution shall occur within two years of the Closing Date. Notwithstanding the foregoing, if such defect, breach, or default results in a Qualification Defect, or if a Qualification Defect otherwise exists with respect to a Mortgage Loan, SFM shall cure such defect or repurchase the affected Mortgage Loan within 90 days of the Defect Discovery Date. The Trustee or its designee shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Substitute Mortgage Loan. In order to effect a substitution pursuant to this Section, SFM will deliver (i) to the Custodian each of the Mortgage Loan Documents required to be contained in the Mortgage File with respect to the Substitute Mortgage Loan(s) and (ii) if the aggregate Stated Principal Balance on the date of substitution of the Substitute Mortgage Loan(s) is less than the aggregate Stated Principal Balance of the Deleted Mortgage Loan(s) (after application of Scheduled Payments due in the month of substitution), to the Servicer cash in an amount equal to such Substitution Adjustment Amount. Any repurchase pursuant to this Section shall be accomplished by the delivery into the Collection Account, on (or determined as of) the last day of the calendar month in which such repurchase is made, of the Purchase Price for the Mortgage Loans to be repurchased.

(c) The obligations of SFM set forth in this Agreement to cure or to repurchase a materially defective Mortgage Loan or to substitute a Substitute Mortgage Loan for such Mortgage Loan and to indemnify SAXON as provided in this Agreement constitute the sole remedies of SAXON and the Trustee against SFM respecting a defective document in any Mortgage File or Servicer Mortgage Loan File or a breach of representations and warranties of SFM set forth in Section 4 hereof.

SECTION 8. Conditions to Obligation of SAXON. The obligation of SAXON hereunder to purchase the Mortgage Loans is subject to:

(a) The representations and warranties of SFM under this Agreement shall be accurate in all material respects as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b) SAXON shall have received, or SAXON’s attorneys shall have received, in escrow (to be released from escrow at the time of closing), the following documents in such forms as are agreed upon and acceptable to SAXON, duly executed by all signatories other than SAXON as required pursuant to the respective terms thereof:

(i) A Bill of Sale substantially in the form of Exhibit A hereto;

(ii) An Opinion of Counsel for SFM as to various corporate matters and such other Opinions of Counsel as are necessary in order to obtain the ratings set forth in Section 8(d) below, each of which shall be acceptable to SAXON, its counsel, the Underwriters, their counsel and the Rating Agencies referred to below;

(iii) The Pooling and Servicing Agreement referred to in the Recitals;

(iv) A letter from Deloitte & Touche LLP dated the date hereof containing in substance the information required by Section 6(c) of the Underwriting Agreement; and

(v) SFM shall have delivered to the Trustee or the Custodian, in escrow, all documents (including, without limitation, the Security Instrument assigned by SFM in blank or to the Trustee or Custodian and the Mortgage Note endorsed in blank or to the Trustee or Custodian with respect to each Mortgage Loan) required to be delivered hereunder and shall have released its interest therein to SAXON or its designee;

(c) All other terms and conditions of this Agreement shall have been complied with;

(d) The receipt of written confirmation from each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”) as to the assignment of the ratings shown in the following table:

Class	Moody's	S&P
A-1	Aaa	AAA
A-2a	Aaa	AAA
A-2b	Aaa	AAA
A-2c	Aaa	AAA
A-2d	Aaa	AAA
M-1	Aa1	AA+
M-2	Aa2	AA
M-3	Aa3	AA-
M-4	A1	A+
M-5	A2	A
M-6	A3	A-
B-1	Baa1	BBB+
B-2	Baa2	BBB
B-3	Baa3	BBB-

SECTION 9. Reserved.

SECTION 10. Servicing.

(a) The Mortgage Loans will be serviced by the Servicer under the Pooling and Servicing Agreement. SFM hereby assigns, sells, transfers and conveys to SAXON all its rights under the Pooling and Servicing Agreement with respect to the servicing of the Mortgage Loans.

(b) In consideration of the services rendered under its Pooling and Servicing Agreement, the Servicer shall be entitled to a monthly Servicing Fee for each Mortgage Loan computed based upon the Stated Principal Balance of the Mortgage Loan as of the opening of business on the first day of the Due Period preceding the Servicer Remittance Date (without taking into account any payment of principal due on such Due Date). The Servicing Fee for each Mortgage Loan shall be payable solely from the interest portion of each Scheduled Payment paid by the Borrower or other payment of interest paid with respect to the Mortgage Loan, whether from the proceeds of foreclosure or any judgment, writ of attachment or levy against the Borrower or its assets, or from funds paid in connection with any prepayment in full or from Insurance Proceeds or Liquidation Proceeds.

The Servicer shall also be entitled to retain in addition to the Servicing Fee any late charges, conversion fees, penalty interest or assumption fees paid by the Borrower, which amounts are not required to be deposited to its Collection Account.

SECTION 11. Mandatory Delivery; Grant of Security Interest. The sale and delivery on the Closing Date of the Mortgage Loans described in the Mortgage Loan Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate SAXON for the losses and damages incurred by SAXON in the event of SFM’s failure to deliver the Mortgage Loans on or before the Closing Date. SFM hereby grants to the Trustee for the benefit of the Certificateholders, a lien on and a continuing first priority security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by SFM of its obligation to deliver such Mortgage Loans hereunder. Subject to Section 7(c) hereof, all rights and remedies of SAXON under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

SECTION 12. Indemnification.

(a) If SFM breaches its representations, warranties, covenants or obligations set forth herein, SFM shall indemnify and hold harmless SAXON, the Servicer, the Custodian, and the Trustee (each, an “Indemnified Party”) from and against any actual loss, damages, penalties, fines, forfeiture, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, such breach, except to the extent such breach is the result of the Indemnified Party’s failure to fulfill its obligations under this Agreement. Promptly after receipt by the Indemnified Party of notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made against SFM under this Section, notify SFM in writing of the commencement thereof, but the omission so to notify SFM will not relieve SFM from any liability hereunder unless such omission materially prejudices the rights and positions of SFM. In case any such action is brought against the Indemnified Party and it notifies SFM of the commencement thereof, SFM will be entitled to participate therein, and to assume the defense thereof, with counsel satisfactory to the Indemnified Party, and after notice from SFM to the Indemnified Party of its election so to assume the defense thereof, SFM will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of such investigation.

(b) SFM shall indemnify the Trustee, the Servicer and the Custodian and hold the Trustee, the Servicer, and the Custodian harmless from and against all claims, liabilities, costs and expenses (including, without limitation, reasonable attorney’s fees) arising out of, or assessed against any of them in connection with, any ERISA violation alleged against the Trustee, the Servicer, and the Custodian relating to the Certificates.

SECTION 13. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telecopier, telex or telegraph and confirmed by a similar mailed writing, as follows:

(a) If to SAXON:

Saxon Asset Securities Company
4860 Cox Road
Glen Allen, Virginia 23060
Attention: President

with a copy, given in the manner prescribed above, to:

Peter Morreale, Esquire
McKee Nelson LLP
1919 M Street, N.W.
Suite 200
Washington, D.C. 20036

(b) If to SFM:

Saxon Funding Management, LLC
4860 Cox Road
Glen Allen, Virginia 23060
Attention: Capital Markets

with a copy, given in the manner prescribed above, to:

Saxon Funding Management, LLC
4860 Cox Road
Glen Allen, Virginia 23060
Attention: Legal Department

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

SECTION 14. Severability of Provisions. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 16. Agreement of SFM. SFM agrees to execute and deliver such instruments and take such actions as SAXON or the Trustee may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including, without limitation, the execution and filing of any UCC financing statements to evidence the interests of SAXON and any of its transferees in the Mortgage Loans and other assets assigned to the Trust.

SECTION 17. Survival. SFM agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by SAXON, notwithstanding any investigation heretofore or hereafter made by SAXON or on SAXON’s behalf, and that the representations, warranties and agreements made by SFM herein or in any such certificate or other instruments shall survive the delivery of and payment for the Mortgage Loans.

SECTION 18. Assignment. SFM hereby acknowledges that SAXON will assign all its rights hereunder (except SAXON’s rights set forth in Section 9 and 12) to the Trustee. SFM agrees that, upon the execution of the Pooling and Servicing Agreement, the Trustee will have all such rights and remedies provided to SAXON hereunder (except those rights of SAXON set forth in Sections 9 and 12) and this Agreement will inure to the benefit of the Trustee. The Master Servicer, the Custodian, the Paying Agent and the Certificate Registrar for purposes of Section 12, and the Trustee for all purposes, shall constitute not only an assignee of SAXON’s rights in accordance with this Section but also intended third party beneficiaries of this Agreement.

SECTION 19. Miscellaneous.

(a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(b) Any person into which SFM may be merged or consolidated or any person resulting from a merger or consolidation involving SFM or any person succeeding to the business of SFM shall be considered the successor of SFM hereunder, without the further act or consent of either party. Except as provided in Section 18 and the preceding sentence, this Agreement may not be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.

(c) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(d) SAXON shall immediately effect the redelivery of the Mortgage Loans and all Mortgage Loan Documents and any security interest created by Section 11 hereof shall be deemed to have been released if, on the Closing Date, each of the conditions set forth in Section 8 hereof shall not have been satisfied or waived.

(e) It is the express intent of the parties hereto that the conveyances of the Mortgage Loans by SFM to SAXON as contemplated by this Agreement be construed as a sale of the Mortgage Loans by SFM to SAXON. It is, further, not the intention of the parties that such conveyances be deemed a pledge of the Mortgage Loans by SFM to SAXON or any assignee of SAXON, including, but not limited to, the Trustee, to secure a debt or other obligation of SFM. Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of SFM then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Virginia Uniform Commercial Code and the Uniform Commercial Code of any other state as necessary; (ii) the conveyances provided for herein shall be deemed to be a grant by SFM to SAXON of a security interest in all of SFM’s right, title and interest in and to the Mortgage Loans and all amounts payable by the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities, or other property, including without limitation, all amounts from time to time held or invested in the Collection Account, the Collection Account, the Distribution Account or any other account established under the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the conveyances provided for herein shall be deemed to be a grant by SFM to SAXON of a security interest in all of SFM’s right, title and interest in and to the Pooling and Servicing Agreement with respect to the Mortgage Loans and all insurance policies relating to the Mortgage Loans; (iv) the possession by SAXON or its agents of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 8.9A-313 of the Virginia Uniform Commercial Code; and (v) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of SAXON for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of SAXON pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. SFM and SAXON shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is deemed to create a security interest in the Mortgage Loans, such security interest will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(f) SFM shall not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law against SAXON so long as any debt instrument issued by SAXON is outstanding and for one year and one day thereafter.

SECTION 20. Request for Opinions. SFM and SAXON hereby request and authorize McKee Nelson LLP, as their counsel in this transaction, to issue on behalf of SFM and SAXON such legal opinions to the Servicer, the Trustee, the Underwriter and the Rating Agencies as may be (i) required by any and all documents, certificates or agreements executed in connection with this Sales Agreement or (ii) requested by the Servicer, the Trustee, the Underwriter or the Rating Agencies, or their respective counsel.

SECTION 21. Reserved.

IN WITNESS WHEREOF, the parties hereto have caused this Sales Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

SAXON ASSET SECURITIES COMPANY

By: /s/ Ernest G. Bretana
Name: Ernest G. Bretana
Title: Executive Vice President

SAXON FUNDING MANAGEMENT, LLC

By: /s/ Carrie J. Pettitt
Name: Carrie J. Pettitt
Title: Senior Vice President and Chief
Financial Officer

SCHEDULE IA

GROUP 1 MORTGAGE LOANS

(See Schedule IA to Pooling and Servicing Agreement)

SCHEDULE IB

GROUP 2 MORTGAGE LOANS

(See Schedule IB to Pooling and Servicing Agreement)

SCHEDULE II

PREPAYMENT CHARGE SCHEDULE

[On file at the offices of Saxon Asset Securities Company and Saxon Funding Management LLC]

EXHIBIT A TO THE SALES AGREEMENT

BILL OF SALE

BILL OF SALE made on March 7, 2007, by Saxon Funding Management, LLC, a Delaware limited liability company (“SFM”), to Saxon Asset Securities Company, a Virginia corporation (“SAXON”).

WHEREAS, SFM and SAXON are parties to a sales agreement, dated February 1, 2007 (the “Sales Agreement”), with respect to the sale by SFM and purchase by SAXON of mortgage loans (the “Mortgage Loans”); and

WHEREAS, SAXON intends to transfer the Mortgage Loans and certain other assets to Deutsche Bank National Trust Company (the “Trustee”), as trustee for Saxon Asset Securities Trust 2007-1 (the “Trust”) established pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among SAXON, Saxon Mortgage Services, Inc., as Servicer (the “Servicer”), and the Trustee.

NOW THEREFORE, SFM, for and in consideration of the purchase price set forth in the Sales Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, does hereby bargain, sell, convey, assign and transfer to SAXON, without recourse, free and clear of any liens, claims or other encumbrances, all its right, title and interest in and to each of the Mortgage Loans identified on Schedules IA and IB to the Sales Agreement, together with the Mortgage Loan Documents and other documents maintained as part of the related Mortgage Files and Servicer Mortgage Loan Files and all payments thereon and proceeds of the conversion, voluntary or involuntary of the foregoing.

SFM hereby acknowledges receipt from SAXON of cash in the amount of $622,167,806.96, which cash constitutes the cash purchase price for the Mortgage Loans as set forth in Section 2(a) of the Sales Agreement.

Nothing in this Bill of Sale shall be construed to be a modification of, or limitation on, any provision of the Sales Agreement, including the representations, warranties and agreements set forth therein except that SFM, as of the date hereof, makes the following additional representations and warranties to SAXON concerning the Mortgage Loans.

(a) All the representations and warranties made by SFM in the Sales Agreement are true and correct in all material respects as of the date hereof (subject, in the case of Schedule I delivered pursuant to the Sales Agreement, to such amendments thereto as were duly made on or before the date hereof).

(b) Since the date of the Sales Agreement, no event has occurred which, with notice or the passage of time, would constitute a default under the Sales Agreement, and there has been no material adverse change or development involving a prospective material adverse change in the business operations, financial condition, properties or assets of SFM.

A-1

Unless otherwise defined herein, capitalized terms used in this Bill of Sale shall have the meanings assigned to them in the Sales Agreement, or if not assigned in the Sales Agreement, the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, SFM has caused this Bill of Sale to be executed and delivered by its officer thereunto duly authorized as of the date above written.

SAXON FUNDING MANAGEMENT, LLC

By:  ________________________________________

SAXON hereby acknowledges receipt from SFM of the Mortgage Loans identified on Schedules IA and IB to the Sales Agreement, subject to its right of inspection set forth in Section 3 of the Sales Agreement.

SAXON ASSET SECURITIES COMPANY

By:  ________________________________________

A-2

EXHIBIT B TO THE SALES AGREEMENT
REPRESENTATIONS AND WARRANTIES OF SAXON FUNDING MANAGEMENT, LLC

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Sales Agreement, or if not assigned in the Sales Agreement, the Pooling and Servicing Agreement.

(A) SFM represents and warrants with respect to the Mortgage Loans being conveyed by it to SAXON (for purposes of this Exhibit, the “Mortgage Loans”) as follows:

(1) SFM has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to SAXON.

(2) There is no litigation pending or, to SFM’s knowledge, threatened against SFM that would reasonably be expected (i) to affect adversely the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement or (ii) to have a material adverse effect on the financial condition of SFM.

(3) With respect to each Mortgage Loan, SFM has not acted (i) to modify the Mortgage Loan in any material respect, (ii) to satisfy, cancel or subordinate the Mortgage Loan in whole or in part, (iii) to release the related Mortgaged Property in whole or in part from the lien of the related Mortgage or (iv) to execute any instrument of release, cancellation, modification or satisfaction of the Mortgage Loan, except to the extent reflected in the Loan File.

(4) SFM has not assigned any interest or participation in the Mortgage Loans other than to SAXON (or, if any such interest or participation has been assigned, it will be released upon conveyance to SAXON). On the date of conveyance, SFM will be the sole owner of, and will have good and marketable title to, the Mortgage Loans, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except any lien to be released concurrently with the purchase by SAXON of the Mortgage Loans.

(5) With respect to each Mortgage Loan other than a MERS Mortgage Loan, SFM is in possession of each of the Mortgage Loan Documents required to be included in the Mortgage File and the Servicer Mortgage Loan File, except for such documents as have been delivered to SAXON (or its designee) or the Servicer.

(6) The transfer, assignment and conveyance of the Mortgage Notes and the Security Instruments by SFM pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(7) Each of the Mortgage Loans was underwritten in accordance with the standards described in the Prospectus Supplement.

(8) The full principal amount of the Mortgage Loans has been advanced to the Borrowers or advanced according to the direction of the Borrowers. The Borrowers have no option under the Security Instruments to borrow additional funds secured by the Security Instruments. The Stated Principal Balances of the Mortgage Loans are as represented by SFM to SAXON and are fully secured by the Security Instruments.

(9) All Mortgage Loan documentation, Mortgage Loan submission documentation and purchase documentation that have been submitted are, to the best of SFM’s knowledge, complete and accurate and have been completed, executed and delivered in the form and manner as specified in SFM’s underwriting guidelines in effect as of the date hereof. Each Mortgage Note delivered to SAXON or its custodian is the original Mortgage Note and is the only Mortgage Note evidencing the related Mortgage Loan that has been manually signed by the Borrower except in those instances where a Lost Note Affidavit has been delivered to SAXON or its custodian. As of the date hereof, SFM has no knowledge of any default, breach, violation or event of acceleration existing under any of the Mortgage Loan Documents transferred to SAXON or any event that with notice and expiration of any grace or cure period would result in a default, breach, violation or event of acceleration. SFM has not waived any event of default or breach, violation or event of acceleration.

(10) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit for such Mortgage Loan. No borrower obtained a prepaid single-premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan.

(11) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

(12) All improvements located on each Mortgaged Property lie within the boundary lines of the related Mortgaged Property. There are no violations of applicable zoning laws or regulations.

(13) Each adjustable rate mortgage loan (each an “ARM Loan”) conforms, if applicable, to its stated Initial Note Rate, Index, Gross Margin, Interest Rate Change Dates, Index Value Dates, Payment Change Dates, Maximum Lifetime Note Rate, Periodic Rate Cap, Periodic Payment Cap, first Interest Rate Change Date, Initial Periodic Rate Cap, Initial Periodic Payment Cap, any pre-payment penalty, Minimum Gross Margin, and Minimum Lifetime Note Rate. Each ARM Loan has been serviced pursuant to prudent servicing standards and Fannie Mae or Freddie Mac standards. Installments of principal and interest are subject to change due to adjustments to the Note Rates, with interest calculated and payable in arrears, and are sufficient to amortize each Mortgage Loan fully by the stated maturity date, over an original term of thirty years from commencement of amortization. All provisions for the adjustment of Note Rates comply with state and federal law and the terms of the Mortgage Note.

(14) Upon default by a Borrower on a Mortgage Loan and the subsequent foreclosure on the Mortgaged Property pursuant to proper procedures, the holder of the Mortgage Loan will be able to deliver “Good and Merchantable Title” to the Mortgaged Property underlying that Mortgage Loan, except to the extent that the enforceability of remedies against such Borrower may be subject to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors’ rights generally from time to time in effect, and to general principles of equity. There is no homestead exemption or other defense available to the Borrower that would prevent the sale of the Mortgaged Property at a trustee’s sale or impair the right of foreclosure.

(15) Each Mortgage Loan is an “obligation principally secured by an interest in real property” within the meaning of Treas. Reg. §1.860G-2(a).

(16) No Mortgage Note is secured by any collateral except the lien of the corresponding Security Instrument.

(17) No Mortgage Loan is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature.

(18) In connection with the origination and servicing of each Mortgage Loan, all applicable federal, state and local laws and regulations including but not limited to consumer credit, equal credit opportunity, real estate settlement procedures, truth-in-lending and usury, have been complied with by SFM and the entity from whom SFM purchased such Mortgage Loans. All levied assessments not part of the general tax bill have been paid in full before or at closing of each Mortgage Loan.

(19) SFM has no knowledge of any relief requested and allowed to any Borrower under the Servicemembers Civil Relief Act.

(20) All information regarding the Mortgage Loans that could reasonably be expected to adversely affect the value or the marketability of any Mortgaged Property or Mortgage Loan and of which SFM is aware has been provided by SFM to SAXON.

(21) All amounts, with respect to the Mortgage Loans, received after the Cut-off Date and to which SFM is not entitled will be deposited into the Collection Account.

(22) SFM did not use adverse selection procedures in selecting the Mortgage Loans to be sold to SAXON.

(23) There is in effect with respect to each Mortgage Loan so identified on Schedule I a policy of Primary Mortgage Insurance issued by the mortgage insurance company specified therein; all the information set forth in Schedule I is true and correct.

(24) The information set forth in Schedule I and Schedule II is true and correct in all material respects as of the Cut-off Date (or, with respect to Mortgage Loans originated after the Cut-off Date, the date of origination thereof).

(25) The consideration received by SFM upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

(26) SFM is not, and does not expect with the passage of time to become, insolvent or bankrupt. The sale of the Mortgage Loans will not cause SFM to become insolvent and is not undertaken with the intent to hinder, delay or defraud any of SFM’s creditors.

(27) SFM intends to relinquish all rights to possess and control the Mortgage Loans. SFM will have no right to modify or alter the terms of the Mortgage Loans, and SFM will have no right or obligation to repurchase any Mortgage Loan or substitute another mortgage loan for any Mortgage Loan, except as provided in Sections 3(d), 3(e), 7(b) and 7(d) of the Sales Agreement.

(28) As of the date hereof, no Borrower is subject to bankruptcy or insolvency proceedings, and, to the best of SFM’s knowledge, the filing of a bankruptcy or insolvency proceeding that would result in such Mortgage Loan becoming subject to bankruptcy or insolvency proceedings is not imminent. As of the date hereof, no property securing a Mortgage Loan is subject to foreclosure proceedings, and, to the best of SFM’s knowledge, the commencement of foreclosure proceedings, with respect to property securing a Mortgage Loan, is not imminent.

(29) Each Security Instrument securing a Mortgage Loan has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

(30) Each Security Instrument securing a Mortgage Loan has been duly recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property are located, or SFM has obtained an Opinion of Counsel that no recording or filing is necessary in order to make effective the lien and security interest intended to be created thereby.

(31) Except with respect to any MERS Loan, if the Security Instrument securing a Mortgage Loan does not name SFM or the Custodian as the holder, then a valid and recordable Assignment assigning to SFM or the Custodian the Security Instrument underlying the Mortgage Loan has been duly recorded in the appropriate governmental recording office for the jurisdiction in which the Mortgaged Property are located, and SFM has delivered to SAXON the original copy of such Assignment with appropriate evidence that such Assignment has been duly recorded or a copy of the original Assignment together with a certificate from an Officer of SFM or the loan originator from which SFM purchased the Mortgage Loan certifying that such Assignment has been recorded in the appropriate governmental recording office, but that such recorded Assignment has not been returned to SFM; provided, however, that such Assignment shall not be required to have been recorded if Seller shall have obtained an Opinion of Counsel that no recording is necessary in order to make effective the assignment intended to be created thereby.

(32) A Title Insurance Policy has been issued on a currently prescribed American Land Title Association form (or other acceptable form of Title Insurance Policy) with respect to each Mortgage Loan (other than a Junior Mortgage Loan described below), is valid and binding and remains in full force and effect and insures SFM, its successors or assigns as holding a lien for the full principal amount of such Mortgage Loan.

(33) There are no mechanic’s or other liens against the Mortgaged Property that are superior to or equal to the lien of the Mortgage Loan, except such liens as are expressly insured against by a Title Insurance Policy.

(34) As of the Closing Date, a Hazard Insurance Policy is in full force and effect as required by SFM’s underwriting guidelines in effect as of the date hereof, and Flood Insurance coverage is in effect if required by SFM’s underwriting guidelines in effect as of the date hereof. Such insurance policies contain a mortgagee clause insuring SFM, its successors and assigns. If Mortgage Insurance is required, all conditions necessary for the effectiveness thereof have been satisfied, and the Mortgage Insurance is valid and in full force and effect and meets the requirements of SFM’s underwriting guidelines in effect as of the date hereof. Such Mortgage Insurance is the valid and binding agreement of the insurer, and all premiums thereon have been paid when due and sufficient escrow arrangements have been established to provide for future premium payments. To the best of SFM’s knowledge, no events have occurred since the Mortgage Insurance was issued that would reduce the stated coverage of the Mortgage Insurance.

(35) All taxes, government assessments or municipal charges due and owing have been paid, and sufficient escrow arrangements have been established to make payment thereof in the future.

(36) As of the Closing Date, each Mortgaged Property is free of material damage and is in good repair.

(37) With respect to a deed of trust, the trustee named in the Mortgage Loan Documents is authorized to serve as such in the applicable jurisdiction. No fees or expenses are payable by SFM or SAXON to such trustee pursuant to a deed of trust other than any applicable trustee’s expenses incurred after a default.

(38) With respect to an appraisal of a Mortgaged Property, each was made by an automatic valuation model or an appraiser who either (i) met the minimum qualifications of Fannie Mae or Freddie Mac for appraisers, and each appraisal was completed on a form satisfactory to Fannie Mae and Freddie Mac and includes information concerning comparable property values or (ii) at the time that the appraisal was made, was certified in the state in which the Mortgaged Property are located.

(39) No Mortgage Loan is secured by a leasehold estate except such leasehold estates as are permitted pursuant to SFM’s underwriting guidelines in effect as of the date hereof.

(40) Taking into account the specific characteristics of the various Mortgage Loans: (1)(A) the Servicing Fee Rate for each Mortgage Loan and (B) all other amounts such as late charges, prepayment fees, penalty interest, assumption fees or interest earnings (the “Additional Amounts”) that the Servicer and any subservicer retained by the Servicer are entitled to receive, represent a reasonable and customary servicing fee for servicing and other duties required to be performed by the Servicer and the subservicers; and (2) the Servicing Fee and the Additional Amounts will be divided between the Servicer and any subservicers retained by it in such proportions that the amounts retained by the Servicer and each subservicer will represent a reasonable and customary servicing fee for the performance of the Mortgage Loan servicing and other duties required to be performed by each of them. Any amendment to the Servicing Fee Rate following the Closing Date shall be deemed to meet the foregoing criteria if each Rating Agency has provided written confirmation that such amendment will not result in the reduction or withdrawal of its then-current rating of any Class of Offered Certificates.

(41) There is no offset, defense or counterclaim to any Mortgage Note or Security Instrument, including any offset, defense or counterclaim that would excuse or lessen the obligation of the Borrower to pay the unpaid principal or interest on such Mortgage Note.

(42) Less than 1.00% of the Mortgage Loans were more than 30 days delinquent as of February 1, 2007, and no Mortgage Loan was 60 days or more delinquent as of such date.

(43) None of the Mortgage Loans is secured by third liens.

(44) The Security Instrument with respect to certain of the Mortgage Loans contains a provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loans if the related Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder, at the option of the Mortgagee. This provision provides that the Mortgagee cannot exercise its option if either (i) the exercise of such option is prohibited by federal law or (ii) (A) the Borrower causes to be submitted to the Mortgagee information required by the Mortgagee to evaluate the intended transferee as if a new loan were being made to such transferee and (B) the Mortgagee reasonably determines that the Mortgagee’s security will not be impaired by the assumption of such Mortgage Loan by the transferee and that the risk of breach of any covenant or agreement in the Mortgage Loan Documents is acceptable to the Mortgagee. To the best of SFM’s knowledge, such provisions are enforceable.

(45) [Reserved].

(46) [Reserved].

(47) [Reserved].

(48) None of the Mortgage Loans is a retail installment contract for goods or services or a home improvement loan for goods or services, which are either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 CFR 433.1.

(49) None of the Mortgage Loans are (A) subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, (B)(i) “High-Cost Home Loans” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) “High-Cost Home Loans” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) secured by property located in Illinois and in violation of the Illinois Interest Act (815 111 Comp. Stat. 205/1 et seq. or “High-Risk Home Loans” as defined in the Illinois High-Risk Home Loan Act (815 111 Comp. Stat 137/1 et seq.), (iv) “High Cost Loans” or “Covered Loans,” as applicable (as such terms are defined in the then current S&P’s LEVELS® Glossary which is now Version 5.6c revised, Appendix E), (v) governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003, (vi) “High Cost Home Loans” as defined in the Arkansas Home Loan Protection Act (Act 1340 of 2003) or (vii) “High Cost Home Loans” as defined in the Kentucky high-cost home loan statute (Ky, Rev. Stat. Section 360.100) or (C) classified and/or defined as a “high cost” loan or “predatory,” “high cost,” “threshold” or “covered” lending under any other state, federal or local law where such law expressly exposes an assignee to civil or criminal liability or damages, or to regulatory action or enforcement proceedings or penalties or materially impairs the enforceability of the Mortgage Loan. Each Mortgage Loan at the time it was made otherwise complied in all material respects with any and all requirements of any federal, state or local law including, but not limited to, all predatory lending laws, usury, truth in lending, real estate settlement procedures (including the Real Estate Settlement Procedures Act of 1974, as amended), consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan.

(50) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(51) Each Prepayment Penalty is permissible, originated in compliance with, and enforceable in accordance with its terms under, applicable federal, state and local law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure).

(52) The information set forth in the Prepayment Penalty Schedule attached as Schedule II hereto (including the Prepayment Penalty Summary attached thereto) is complete, true and correct in all material respects on the date or dates when such information is furnished and each Prepayment Penalty is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) under applicable federal, state and local law

(53) With respect to each ARM Loan, such Mortgage Loan has a gross margin of not less than 4.50%.

(B) In addition to the foregoing representations and warranties made in subparagraphs (1) through (53) above, the Seller further represents and warrants upon delivery of the Mortgage Loans identified on Schedule IA (the “Group 1 Mortgage Loans”), as to each, that:

(1)  each Group 1 Mortgage Loan, at the time of origination, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

(2) no Group 1 Mortgage Loan was subject to the Home Ownership and Equity Protection Act of 1994;

(3) no Group 1 Mortgage Loan secured by property in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003, and no Group 1 Mortgage Loan that was originated on or after March 7, 2003 is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(4) no Group 1 Mortgage Loan is a “high cost home,” “covered” (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004),“high risk home” or “predatory” loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(5) no borrower of a Group 1 Mortgage Loan obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Group 1 Mortgage Loan;

(6) with respect to any Group 1 Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) the Group 1 Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty; (b) the Group 1 Mortgage Loan’s originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such a penalty; (c) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Group 1 subprime loan originated on or after October 1, 2002 will provide for prepayment penalties for a term in excess of three years and any Group 1 Mortgage Loan originated prior to such date, and any Group 1 non-subprime loans, will not provide for prepayment penalties for a term in excess of five years; in each case unless the Group 1 Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) such prepayment penalty shall not be imposed in any instance where the Group 1 Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the Group 1 Mortgage Loan or state or federal law might permit the imposition of such penalty;

(7) the Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis for each Group 1 Mortgage Loan;

(8) the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis for each Group 1 Mortgage Loan;

(9) with respect to each Group 1 Mortgage Loan, the borrower was not encouraged or required to select a mortgage loan product offered by the mortgage loan’s originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan’s requirements and the borrower’s credit history, income, assets and liabilities. For a borrower who seeks financing through a mortgage loan originator’s higher-priced subprime lending channel, the borrower should be directed towards or offered the mortgage loan originator’s standard mortgage line if the borrower is able to qualify for one of the standard products;

(10) the methodology used in underwriting the extension of credit for each Group 1 Mortgage Loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the mortgage loan’s originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan;

(11) no borrower under a Group 1 Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

(12) with respect to any Group 1 Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction; unless such agreement to arbitrate in the Mortgage or Mortgage Note provides that, in the event that a Group 1 Mortgage Loan or an interest in a Group 1 Mortgage Loan is sold to Freddie Mac, the arbitration clause immediately becomes null and void and cannot be reinstated, neither the seller nor any servicer shall require that the borrower submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction, the Seller or Servicer will provide the borrower with written notice of the waiver of the arbitration provision within 60 days of a sale of the Mortgage Loan or an interest in the Mortgage Loan to Freddie Mac, and the Seller or Servicer will maintain a copy of such notice in the Mortgage Loan file.

(13) no Group 1 Mortgage Loan is secured by manufactured housing; and

(14) no Group 1 Mortgage Loan has an original principal balance that exceeds the applicable Freddie Mac loan limit.